Acquisitions	6 Months Ended
Jun. 30, 2015
Business Combinations [Abstract]
Acquisitions
12.	Acquisitions

a)	Acquisition of ALP Maritime Services B.V.

On March 14, 2014, the Partnership acquired 100% of the shares of ALP. Concurrently with this transaction, the Partnership and ALP entered into an agreement with Niigata Shipbuilding & Repair of Japan for the construction of four state-of-the-art SX-157 Ulstein Design ultra-long distance towing and offshore installation vessel newbuildings. These vessels will be equipped with dynamic positioning capability and are scheduled for delivery in 2016. The Partnership is committed to acquire these newbuildings for a total cost of approximately $258 million (see note 9c).

The Partnership acquired ALP for a purchase price of $2.6 million, which was paid in cash, and also entered into an arrangement to pay additional compensation to three former shareholders of ALP if certain requirements are satisfied. This contingent compensation consists of $2.4 million, which is payable upon the delivery and employment of ALP’s four newbuildings, which are scheduled for delivery throughout 2016, and a further amount of up to $2.6 million, which is payable if ALP’s annual operating results from 2017 to 2021 meet certain targets. The Partnership has the option to pay up to 50% of this compensation through the issuance of common units of the Partnership. Each of the contingent compensation amounts are payable only if the three shareholders are employed by ALP at the time performance conditions are met. These contingent compensation costs were $0.2 million and $0.2 million, for the three months ended June 30, 2015 and 2014, respectively, and $0.3 million and $0.2 million, for the six months ended June 30, 2015 and 2014, respectively, and were recorded in general and administrative expenses in the Partnership’s consolidated statements of income (loss). The Partnership also incurred a $1.0 million fee to a third party associated with the acquisition of ALP in the first quarter of 2014 and a $1.6 million business development fee to Teekay Corporation in the second quarter of 2014 for assistance with the acquisition, which were recognized in general and administrative expenses during 2014.

The acquisition of ALP was accounted for using the purchase method of accounting, based upon finalized estimates of fair value.

The following table summarizes the finalized estimates of fair values of the ALP assets acquired and liabilities assumed by the Partnership on the acquisition date.

As at March 14, 2014 $
ASSETS
Cash and cash equivalents	294
Other current assets	404
Advances on newbuilding contracts	164
Other assets - long-term	395
Goodwill (towage segment)	2,032

Total assets acquired	3,289

LIABILITIES
Current liabilities	387
Other long-term liabilities	286

Total liabilities assumed	673

Net assets acquired	2,616

Consideration	2,616

The goodwill recognized in connection with the ALP acquisition is attributable primarily to the assembled workforce of ALP, including the employees’ experience, skills and abilities. Operating results of ALP are reflected in the Partnership’s financial statements commencing March 14, 2014, the effective date of the acquisition. From the date of acquisition to June 30, 2014, the Partnership recognized $0.2 million of revenue and $1.7 million of net loss resulting from this acquisition. The following table shows summarized consolidated pro forma financial information for the Partnership for the six months ended June 30, 2014, solely giving effect to the Partnership’s acquisition of ALP as if it had taken place on January 1, 2013:

Pro Forma Six Months ended June 30, 2014 $
Revenues	500,771
Net income	5,061
Limited partners’ interest in net income per common unit:
- Basic	(0.13)
- Diluted	(0.13)

b)	Acquisition of Logitel Offshore Holding AS

On August 11, 2014, the Partnership acquired 100% of the outstanding shares of Logitel. The purchase price for the shares of Logitel consisted of $4.0 million in cash paid at closing and a potential additional cash amount of $27.6 million, subject to reductions of some or all of this potential additional amount if certain performance criteria are not met, primarily relating to the construction of the three UMS ordered from COSCO in China (see note 3a).

The Partnership committed to acquire three UMS ordered from COSCO for a total cost of approximately $580 million, including estimated site supervision costs and license fees to be paid to Sevan to allow for use of its cylindrical hull design in these UMS (see note 9d), and $30.0 million from the Partnership’s assumption of Logitel’s obligations under a bond agreement from Sevan. Prior to the acquisition, Logitel secured a three-year fixed-rate charter contract, plus extension options, with Petrobras in Brazil for the first UMS, the Arendal Spirit, which delivered in February 2015 and commenced its contract with Petrobras during the second quarter of 2015. The second UMS is currently under construction and in August 2014, the Partnership exercised one of its existing six options with COSCO to construct a third UMS. During the second quarter of 2015, the Partnership exercised its option to defer the delivery of its second UMS newbuilding by up to one year. During this period, COSCO will maintain and preserve this unit for the account of the Partnership, including the Partnership incurring interest at 5.0% per annum on the unpaid balance of the final yard installment. In addition, the Partnership exercised its option to defer the delivery and all related construction work of its third UMS by 120 days. The Partnership expects to secure charter contracts for the remaining two UMS newbuildings prior to their respective deferred deliveries in the third quarter of 2016 and the second quarter of 2017.

The Partnership has assumed Logitel’s obligations under a bond agreement from Sevan as part of this acquisition. The bond is non-interest bearing and is repayable in amounts of $10.0 million within six months of delivery of each of the three UMS ordered from COSCO, for a total of $30.0 million. If Logitel orders additional UMS with the Sevan cylindrical design, Logitel will be required to pay Sevan up to $11.9 million for each of the next three UMS ordered. If the fourth of six options with COSCO is not exercised by its option expiry date on November 30, 2016, Sevan has a one-time option to receive the remaining two options with COSCO.

The acquisition of Logitel was accounted for using the purchase method of accounting, based upon finalized estimates of fair value.

The following table summarizes the preliminary and finalized valuations of the Logitel assets and liabilities on the acquisition date. The estimates of fair values of the Logitel assets acquired and liabilities assumed by the Partnership were finalized during the second quarter of 2015.

(in thousands of U.S. dollars)	Preliminary Valuation August 11, 2014 $	Adjustments $	Final Valuation August 11, 2014 $
ASSETS
Cash and cash equivalents	8,089	—	8,089
Prepaid expenses	640	—	640
Advances on newbuilding contracts	46,809	(2,239)	44,570
Intangible assets	—	1,000	1,000

Total assets acquired	55,538	(1,239)	54,299

LIABILITIES
Accrued liabilities	4,098	—	4,098
Long-term debt	26,270	1,330	27,600

Total liabilities assumed	30,368	1,330	31,698

Net assets acquired	25,170	(2,569)	22,601

Cash consideration	4,000	—	4,000

Contingent consideration	21,170	(2,569)	18,601

Operating results of Logitel are reflected in the Partnership’s financial statements commencing August 11, 2014, the effective date of acquisition. The following table shows summarized consolidated pro forma financial information for the Partnership for the six months ended June 30, 2014, solely giving effect to the Partnership’s acquisition of Logitel as if it had taken place on January 1, 2013:

Pro Forma Six Months ended June 30, 2014 $
Revenues	500,636
Net income	4,460
Limited partners’ interest in net income per common unit:
- Basic	(0.14)
- Diluted	(0.14)